Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.)

File by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[XX]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CALAIS RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

Thomas S. Hendricks, President

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:[1]
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.

[1]	Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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VOTING SECURITIES
APPOINTMENT OF PROXYHOLDER
EXERCISE OF DISCRETION BY PROXYHOLDER
NON-REGISTERED SHAREHOLDERS
ADVANCE NOTICE OF MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
PROPOSAL NUMBER 2 INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS NUMBER 3a, 3b, AND 3c TRANSITION TO NEW BUSINESS CORPORATIONS ACT
PROPOSAL NUMBER 4 REPRICING CONVERTIBLE DEBENTURES
PROPOSALS FROM SHAREHOLDERS AND SHAREHOLDER COMMUNICATION
ANNUAL REPORT TO SHAREHOLDERS
ADDITIONAL INFORMATION
OTHER MATTERS

CALAIS RESOURCES, INC.
8400 E. Crescent Parkway, Suite 600
Greenwood Village, CO 80111

October 5, 2004

Dear Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders on Wednesday, November 10, 2004, at 2:00 pm Pacific time at the Coast Hotel, located at 2020 Sumas Way, Abbotsford, British Columbia. At the meeting you will be asked to consider

1.	a proposal for the election of three directors to serve until our next annual meeting of shareholders and until their successors have been elected and qualified.

2.	a proposal to ratify and confirm the appointment of KPMG, LLP, our independent auditors.

3.	certain proposals with respect to Calais’ corporate charter documents as a consequence of the adoption of the new British Columbia Business Corporations Act; including:

(a)	approval by a special resolution removing the application of the Pre-existing Company Provisions (PCP’s);

(b)	approval by a special resolution amending the authorized share structure for Calais from 100,000,000 Common shares without par value to an unlimited number of Common shares without par value;

(c)	approval by a special resolution amending the Articles of Calais to reflect certain changes available to Calais under the new British Columbia Business Corporations Act by replacing the existing Articles of Calais in their entirety with a new form of Articles.

4.	a proposal to approve the repricing of certain of our outstanding convertible debentures of Calais Resources, Inc., from the current price of Cdn$1.23 to US$.55, resulting in the potential issuance of more than 3,000,000 additional shares for no additional consideration.

     The Board of Directors recommends that all shareholders vote for each of the persons nominated by the Board, for the proposal to ratify the appointment of KPMG, LLP, and for the adoption of the amended articles of incorporation. Because of conflicts of interest and the terms of a settlement agreement, the Board of Directors makes no recommendation to the shareholders whether to vote for or against the repricing of our outstanding convertible debentures.

     Your participation is very important to the future success of your company.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date, and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you give in your proxy card whether or not you attend the Annual Meeting. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.

Sincerely yours,

Thomas S. Hendricks, President

CALAIS RESOURCES, INC.
8400 E. Crescent Parkway, Suite 600
Greenwood Village, CO 80111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on November 10, 2004

October 5, 2004

TO THE SHAREHOLDERS OF CALAIS RESOURCES, INC.:

     The Annual Meeting of Shareholders of CALAIS RESOURCES, INC., a corporation formed under the laws of British Columbia, Canada (“We” or “Calais”) will be held at the Coast Hotel located at 2020 Sumas Way, Abbotsford, British Columbia, on November 10, 2004 at 2:00 pm Pacific time, to consider and take action on:

1.	The election of three directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified;

2.	A proposal to ratify and confirm the appointment of KPMG, LLP as our independent auditors;

3.	Certain proposals with respect to Calais’ corporate charter documents as a consequence of the adoption of the new British Columbia Business Corporations Act; including:

(a)	approval by a special resolution removing the application of the Pre-existing Company Provisions (PCP’s);

(b)	approval by a special resolution amending the authorized share structure for Calais from 100,000,000 Common shares without par value to an unlimited number of Common shares without par value;

(c)	approval by a special resolution amending the Articles of Calais to reflect certain changes available to Calais under the new British Columbia Business Corporations Act by replacing the existing Articles of Calais in their entirety with a new form of Articles;

4.	A proposal to reprice Calais’ outstanding debentures that are convertible into common stock at Cdn$1.23 to a new conversion price of US$0.55; and

5.	Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our Common Stock at the close of business on October 6, 2004, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

     Take notice that in accordance with the requirements of Section S7.2 of the Business Corporations Regulation, Section 124(1) of the new British Columbia Business Corporations Act provides that a person is not qualified to become or act as a director of a company if that individual is under the age of 18 years, found by a Court in Canada or elsewhere to be incapable of managing the individual’s own affairs, an undischarged bankrupt, or convicted in or out of British Columbia of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud unless five years have elapsed since the last to occur of the expiration of the period set for suspension of the passing of sentence without a sentence having been passed, the imposition of a fine, the conclusion of the term of imprisonment, if any, and the conclusion of the term of any probation imposed, or a pardon was granted or issued under the Criminal Records Act (Canada). Section S6.2 of the Business Corporations Regulation also provides that an individual must not become or act as a director or officer of a company if that individual is a person whose registration in any capacity has been cancelled under the Securities Act, R.S.B.C. 1996, c. 418, by the Securities Commission or the Executive Director, or under the Mortgage Brokers Act, R.S.B.C. 1996, c. 313 by the registrar under that Act, the Commercial Appeals Commission established under the Commercial Appeals Commission Act, R.S.B.C. 1996, c. 54 or the Financial Services Tribunal established under the Financial Institutions Act, R.S.B.C. 1996, c. 141 unless the individual or body that cancelled the registration orders otherwise, or 5 years have elapsed since the cancellation of the registration.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND OUR MANAGEMENT HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

     Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

By Order of the Board of Directors:
Thomas S. Hendricks, President

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

YOUR VOTE IS IMPORTANT

CALAIS RESOURCES, INC.
8400 E. Crescent Parkway, Suite 600
Greenwood Village, CO 80111

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on November 10, 2004

October 5, 2004

     We, CALAIS RESOURCES, INC., are furnishing this Proxy Statement to shareholders of Calais in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our Annual General Meeting of Shareholders (the “Annual Meeting”) and at any adjournments or postponements thereof. We will hold the Annual Meeting at 2:00 pm Pacific time at the Coast Hotel, which is located at 2020 Sumas Way, Abbotsford, British Columbia on November 10, 2004. We will first mail this Proxy Statement to shareholders on or before October 15, 2004.

VOTING SECURITIES

     Holders of record of our shares of Common stock (the “Common Stock”) at the close of business on October 6, 2004 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, Calais had 20,143,453 shares of Common Stock outstanding. The holders of shares of our Common Stock are entitled to one vote per share. Our voting securities include only our outstanding Common Stock. [Update at record date]

     Under Calais’ existing Articles, the quorum for the transaction of business at the meeting consists of one person present and being, or representing by proxy, shareholders holding not less than one-twentieth of the issued shares entitled to be voted at the Annual Meeting. A majority of the votes cast at the Annual Meeting (in person or by proxy) is required in order to elect directors and to pass the resolutions referred to in the accompanying Notice of Meeting.

if there is a quorum present the three nominees for the Board of Directors receiving the greatest number of affirmative votes will be elected as directors (Proposal 1);

if a majority of the votes cast at the Annual Meeting (in person or by proxy) vote in favor of ratifying and confirming the appointment of KPMG, LLP as the independent auditors of Calais for the next fiscal year (Proposal 2), they will be appointed;

if a special majority of three-quarters of the votes cast at the Annual Meeting (in person or by proxy) vote in favor of removing the application of the Pre-existing Company Provisions (PCP’s) (Proposal 3a), such PCP’s will be removed;

if a special majority of three-quarters of the votes cast at the Annual Meeting (in person or by proxy) vote in favor amending the authorized share structure for Calais from 100,000,000 Common shares without par value to an unlimited number of Common shares without par value (Proposal 3b), such authorized share structure shall be so amended;

if a special majority of three-quarters of the votes cast at the Annual Meeting (in person or by proxy) vote in favor amending the Articles of Calais by replacing the existing Articles of Calais in their entirety with a new form of Articles (Proposal 3c), such new Articles will be adopted; and

if a majority of the votes cast at the Annual Meeting (in person or by proxy) vote in favor of repricing the convertible debentures from Cdn$1.23 to US$0.55 (Proposal 4), such amendment will be approved.

     Cumulative voting is not authorized. Votes withheld will not be treated as votes cast for the purposes of determining the outcome of votes for Proposals 2, 3a, 3b, 3c, and 4. The board of directors recommends approval of proposals 1, 2, and 3a, 3b, and 3c. Because of conflicts of interest and the terms of a settlement agreement, the Board of Directors makes no recommendation to the shareholders whether to vote for or against proposal no. 4. The board recommends that each shareholder review the disclosure in this proxy statement to be fully informed on all issues, including Proposal No. 4.

     We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Certain of our officers, directors and regular employees may solicit proxies personally or by telephone or facsimile. We will not pay any officer, director, or employee additional compensation for doing so. We do not intend to retain a professional solicitor to assist in the solicitation of proxies.

     We may, in our discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present or if sufficient votes are not cast for a proposal.

APPOINTMENT OF PROXYHOLDER

     A shareholder unable to attend the Meeting may appoint a proxyholder to vote his or her shares at the Meeting by completing the form of proxy provided with this proxy statement. The persons named as proxyholder on the accompanying proxy have been provided by management for selection by the shareholder. A shareholder desiring to appoint some other person may do so by inserting the name in the space provided. If no choice of proxyholder is made then the first named proxyholder will exercise the proxy with automatic substitution of the succeeding named proxyholder if such first named is not able to attend the Meeting. A person appointed as proxyholder need not be a shareholder of Calais. All completed proxy forms must be deposited at Pacific

Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C3B8, not less than forty-eight (48) hours before the time of the Meeting.

     A shareholder who has deposited a proxy form may revoke it by any manner provided by law including by (a) signing a proxy form bearing a later date or by any other instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, where the shareholders is a corporation, by a duly authorized officer or attorney of the corporation and delivering the same to Calais’ registered office, Suite 1810, 1111 West Georgia Street, Vancouver, British Columbia, V6E 4M3 at any time up to and including the close of business on the last business day preceding the date on which the meeting is to be held or any adjournment thereof, or with the chairman of the meeting before any vote in respect of which the proxy is to be used shall have been taken; or (b) attending the meeting in person and registering with the scrutineers as a shareholder personally present.

EXERCISE OF DISCRETION BY PROXYHOLDER

     The proxyholder of the enclosed form of proxy will vote the shares in respect of which they are so appointed in accordance with the direction of the shareholders appointing them. In the absence of any such direction such shares will be voted in favor of the matters described in proposals 1, 2, 3a, 3b, and 3c on the proxy. If no direction is given, the proxy holder will cast no vote on proposal 4.

     The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations of matters identified in the Notice of Meeting and other matters which may properly come before the Meeting unless revoked by the shareholder as provided in the form of proxy. At the time of printing this proxy statement, management knows of no such amendments, variations, or other matters which are to be presented for action at the Meeting, other than the matters referred to in the Notice of Meeting.

     Under Canadian requirements, matters which may properly come before the Meeting shall be any matter not effecting a change in the articles or memorandum of Calais or not disposing of all or substantially all of the assets of Calais. The requirements of SEC Rule 14a-4(c) would prohibit shareholder consideration of any matters not presented in the proxy statement except administrative and procedural matters relating to the conduct of the meeting except as specifically permitted by that rule.

NON-REGISTERED SHAREHOLDERS

     Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Annual Meeting. In many cases, Common Stock beneficially owned by a person (a “non-registered shareholder”) is registered either (i) in the name of an intermediary that the non-registered shareholder deals with in respect of the Common Stock (intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans and similar plans) or (ii) in the name of a clearing agency such as The Canadian Depository for Securities Limited or CEDE & Co. of which the intermediary is a participant. In accordance with applicable securities laws, Calais will have distributed copies of this Proxy Statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and intermediaries for onward distribution to non-registered shareholders.

     Intermediaries are required to forward the Meeting Materials to those non-registered shareholders who have not waived the right to receive them. Intermediaries often use service companies to forward the Meeting Materials to non-registered shareholders. Generally, non-registered shareholders who have not waived the right to receive the Meeting Materials will either:

(a)	be given a form of proxy which has already been signed by the intermediary (typically by a facsimile, stamped signature), which is restricted to the number of common shares beneficially owned by the non-registered shareholder but which is otherwise uncompleted. In this case, the non-registered shareholder who wishes to submit a proxy should properly complete the form of proxy and submit it to Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C3B8; or

(b)	be given a form of proxy which is not signed by the intermediary and which, when properly completed and signed by the non-registered shareholder and returned to the intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the intermediary must follow. Typically, the non-registered shareholder will be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the non-registered shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the intermediary or its service company in accordance with the instructions of the intermediary or the service company.

     In either case, the purpose of these procedures is to permit non-registered shareholders to direct the voting of the shares they beneficially own. If a non-registered shareholder who receives either form of proxy wishes to attend the Annual Meeting and vote in person (or have another person do so on behalf of the non-registered shareholder), the non-registered shareholder should strike out the persons named in the proxy and insert the name of the non-registered shareholder or other person’s name in the blank space provided. In either case, non-registered shareholders should follow the instructions of their intermediary carefully, including the instructions regarding when and where the proxy or proxy authorization form is to be delivered.

     A non-registered shareholder may revoke a proxy authorization form (voting instructions) or a waiver of the right to receive Meeting Materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on revocation of a proxy authorization form (voting instructions) or of a waiver of the right to receive Meeting Materials and to vote, that is not received by the intermediary at least seven days prior to the Meeting.

ADVANCE NOTICE OF MEETING

     An advance Notice of Meeting was published in the Vancouver Sun newspaper on Monday, September 13, 2004 as required by the British Columbia Business Corporations Regulation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Board of Directors and officers of Calais are soliciting proxies by issuance of the within circular. Those persons, their present offices, and their shares beneficially owned in Calais, directly or indirectly, are as set forth in the following table. The following table also sets forth information regarding the ownership of our common stock as of the Record Date by: (i) each director or nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Calais as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock based on the total of [20,143,453] shares outstanding as of the Record Date.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Thomas S. Hendricks(2)	4,262,982	18.1%
Art Daher(3)	415,750	2.1%
Robert Akright(4)	241,368	1.2%
Matt Witt(5)	2,600,000	12.3%
Melvin Martin (6)	1,487,831	7.1%

All executive officers and directors as a group (5 persons). The address for all of the above directors and executives officers is: 8400 E Crescent Parkway #600 Greenwood Village CO 80111	8,987,931	35.3%

Stephen Angelo Benaske (8)
1625 Larimer Street, Suite 2407
Denver, CO 80202	5,415,455	26.9%

Marlowe Harvey (1)
47015 Extrom Road
Chilliwack, B.C. V2R-4V1 Canada	5,992,488	24.6%

Notes

(1)	Mr. Harvey owns options to acquire 82,500 shares of Calais common stock, exercisable through November 15, 2004 at Cdn$1.26 per share. Mr. Harvey’s beneficial ownership includes 1,766,000 shares of our common stock as well as convertible debentures (as follows), each of which are convertible into common stock at the conversion price of Cdn$1.23 through May 11, 2011:

Name of Holder
(relationship to Mr. Harvey)	Amount (Cdn$)	Underlying shares
Judy Harvey (wife)	$3,149,955	2,560,939
Argus Resources, Inc.	$215,422	175,140
Aardvark Agencies, Inc.	$747,728	607,909
Thomas Hendricks (see note 2)	$984,000	800,000

Except as disclosed in the preceding table, no other member of Mr. Harvey’s family owns any shares or rights to acquire shares. Of the debentures owned by Mrs. Harvey, she is holding Cdn$1,103,214 for Melvin Martin and disclaims any interest in debentures in that amount and the underlying shares. The repricing of these debentures to US$0.55 is the subject of proposal no. 4.

(2)	Mr. Hendricks’ beneficial ownership does not include 800,000 shares of common stock underlying a convertible debenture that he has assigned to Mrs. Judy Harvey in accordance with an agreement reached with Mr. Harvey. Mrs. Harvey has not yet accepted the assignment, but Mr. Hendricks disclaims any interest in the debenture. Mr. Hendricks’ beneficial ownership does include an option to purchase 3,000,000 of Calais common stock for US$0.85 per share, exercisable through July 7, 20014 granted to him in July 2004. Mr. Hendricks’ beneficial ownership also includes 294,118 shares underlying a US$250,000 convertible debenture granted to him as bonus compensation in July 2004. The debenture vests as to US$50,000 on each of July 8, 2004 (which vesting has occurred), 2005, 2006, 2007 and 2008). On and after each of those dates, Mr. Hendricks may demand payment of the vested amount, or may convert the vested amount into common stock at the rate of US$0.85 per share. He has not made any demand with respect to the amount vested to date. No other member of Mr. Hendricks’ family owns any shares or rights to acquire shares.

(3)	Mr. Daher’s ownership includes options to acquire 50,000 shares exercisable at Cdn$.45 per share through August 11, 2005. No other member of Mr. Daher’s family owns any shares or rights to acquire shares.

(4)	Mr. Akright’s beneficial ownership includes 141,368 shares of stock and options to acquire 100,000 shares of Calais common stock, exercisable at Cdn$.45 per share through August 1, 2008.

(5)	Mr. Witt’s beneficial ownership includes 1,600,000 shares of stock and options to acquire 1,000,000 shares (of which 500,000 are exercisable at US$3.00 and the remaining are exercisable at US$5.00 per share through August 11, 2013) which the Board of Directors granted to him in connection with his employment as our chief financial officer (subject to compliance with the Canadian regulatory requirements). No other member of Mr. Witt’s family owns any shares or rights to acquire shares.

(6)	Mr. Martin’s beneficial ownership of 590,909 shares includes stock owned by him, his wife and shares owned by a company that is owned solely by Mr. and Mrs. Martin. In addition, Mr. Martin’s beneficial ownership includes a convertible debentures in the total amount of Cdn$1,103,214 which is held in the name of Mrs. Harvey, and which is convertible into 896,922 shares of common stock at Cdn$1.23 per share through May 11, 2011. (The repricing of this debenture to US$.55 is the subject of proposal no. 4.) No other member of Mr. Martin’s family owns any shares or rights to acquire shares. Mr. Martin disclaims any affiliation with Mr. or Mrs. Harvey and with the entities they control.

(8)	Mr. Angelo Bensake’s beneficial ownership includes 1,500,000 shares which he owns, but which he has committed to sell for the benefit of and on behalf of Calais to repay the US$4,500,000 debt that Calais owes to certain accredited investors (including Mr. Angelo Benaske) who loaned us money in August 2003. Mr. Angelo Benaske may only sell the shares if a registration statement permitting the sale of those shares is effective or if there is an exemption for the transaction available, and if our common stock is trading at an average price of US$3.00 per share over an average of five business days.

     We know of no arrangement, the operation of which may, at a subsequent date, result in change in control of Calais. In the settlement agreement dated March 9, 2004, by which Marlowe and Judy Harvey and various entities they control resolved issues with Calais, Mr. and Mrs. Harvey and their entities agreed to cast their votes at any meeting of shareholders of Calais in favor of management’s nominees for election as directors of Calais and in favor of any other resolution proposed by management of Calais as set forth in any proxy statement sent to the shareholders for such meeting. In addition, Mr. and Mrs. Harvey and the entities they controlled agreed to deliver to Calais an irrevocable proxy when requested by Calais. Management has not determined whether to request that Mr. and Mrs. Harvey and their entities deliver a proxy to Calais for this meeting.

PROPOSAL NUMBER 1 ELECTION OF DIRECTORS

     The following persons are nominated as directors of Calais for a term of one year and until the election and qualification of their successors:

Thomas S. Hendricks
Melvin Martin
Arthur Daher

     These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of Calais, unless a shareholder withholds authority to vote for any or all of the nominees. The three nominees receiving the greatest number of affirmative votes will be elected as directors. The proxy holder will vote any unmarked proxies for this proposal. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Directors and Executive Officers

     The following table sets forth the names and ages of all the Directors and Executive Officers of Calais, and the positions held by each such person as of the Record Date. The directors each serve until their successors are duly elected and qualified; officers are appointed by, and serve at the pleasure of, the Board of Directors.

     Interim vacancies on the Board of Directors are filled by the remaining directors and the persons filling those vacancies hold office until the next Annual General Meeting at which time they may be re-elected or replaced. Our senior management (executive officers) are appointed by the Board of Directors and hold office indefinitely at the pleasure of the Board of Directors.

			Date first elected
Name	Age	Positions held	or appointed
Thomas S. Hendricks	55	Director, president, chief executive officer	1998
Art Daher	71	Director, Secretary	1995
Robert Akright	79	Vice President	1998
Matt Witt	36	Chief Financial Officer	2003
Melvin Martin	63	Director	1992

     No director or executive officer has been the subject of any order, judgment, or decree of any governmental agency or administrator or of any court or competent jurisdiction, revoking or suspending for cause any license, permit or other authority of such person or of any corporation of which he is director or executive officer, to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining or enjoining any such person or any corporation of which he is an officer or director from engaging in or continuing any conduct, practice, or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security or any aspect of the securities business or of theft or of any felony.

     While some of our directors and executive officers are involved in other business ventures and do not spend full time on our business and affairs, we believe that each devotes as much time to our business and affairs as are required to satisfactorily carry out their duty.

     Thomas S. Hendricks has been one of our directors since we acquired the assets of Hendricks Mining Company (“HMC”) in 1998, a company that Mr. Hendricks formed and began operating in 1974 for the purpose of acquiring and operating the Cross Mine and neighboring Caribou mineral interests. Mr. Hendricks has been engaged in consolidating, exploring and limited mining operations at the Cross Mine and neighboring mineral interests (now referred to as the “Caribou prospect”) on a full time basis since

1971. Prior to 1974, Mr. Hendricks worked as superintendent of the Comstock Mine project at Caribou beginning in 1971, and also on a part time basis on the Cross Mine and Caribou Mine projects. Mr. Hendricks is not an officer or a director of any other company whose shares are registered under the Securities Exchange Act of 1934, as amended.

     Mr. Daher has been secretary and a director of Calais Resources since 1995. Mr. Daher is retired. Mr. Daher sold his Real Estate Company in September of 1996, a company he had owned and operated since May of 1983. Mr. Daher is not an officer or a director of any other company whose shares are registered under the Securities Exchange Act of 1934, as amended.

     Robert Akright has been a geologist for several companies in the mineral industry for his entire professional life. He has worked with Calais Resources since 1998. Mr. Akright has been working as a self-employed consulting geologist for more than the past five years from his office in Littleton, Colorado. Mr. Akright is not an officer or a director of any other company whose shares are registered under the Securities Exchange Act of 1934, as amended.

     Mr. Witt joined Calais Resources as its chief financial officer in August 2003. Before joining Calais Resources, Mr. Witt was a vice president of operations for two privately-held mortgage bankers specializing in commercial and residential mortgages. These were Broadway Mortgage (from April 2003 until joining Calais in August 2003) and Professional Mortgage Alliance (mid-2000 until April 2003). From 1996 through mid 2000, Mr. Witt was an account executive at Cendant Mortgage. Mr. Witt is not an officer or a director of any other company whose shares are registered under the Securities Exchange Act of 1934, as amended.

     Mr. Martin has been a member of Calais Resources’ Board of Directors since 1992. Mr. Martin is currently retired. Mr. Martin retired in 1998 as a school teacher in Vancouver, British Columbia, a position he held for 30 years. Mr. Martin is not an officer or a director of any other company whose shares are registered under the Securities Exchange Act of 1934, as amended.

Significant Employees and Family Relationships

     There are no significant employees who are not also directors or executive officers. There are no family relationships between any two or more directors and executive officers. There are no arrangements or understandings between any two or more directors and executive officers pursuant to which he was selected as a director or executive officer except that Matt Witt became chief financial officer following and as a result of the August 2003 investment by six accredited investors.

Involvement in Certain Legal Proceedings

     Based on information submitted by the directors and executive officers, none of the directors or executive officers is involved in, or has been involved in, legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any director or executive officer.

No Audit Committee or Audit Committee Financial Expert

     Calais does not have a formal Audit Committee or an audit committee charter and, therefore, the members of the Board of Directors serve as members of the Audit Committee. Calais does not have an Audit Committee Financial Expert.

Shareholder Recommendation of Nominees

     Calais does not yet have a formal procedure by which shareholders can recommend nominees to the Board of Directors. Furthermore, Calais does not have a nominating committee or a charter for the nominating committee.

Meetings of the Board of Directors and Committees

     The Board of Directors held eight formal meetings during the year ended May 31, 2004, and five meetings subsequently through the Record Date. Messrs. Hendricks and Daher attended all of the formal meetings either in person or by telephone. Mr. Martin missed the September 8, 2004 meeting. In addition, regular communications were maintained throughout the year among all of the officers and directors of Calais. Calais does not have a standing audit, compensation or nomination committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Calais. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to Calais’ officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended May 31, 2004 and subsequently, except for those listed below. To our knowledge, none of the named persons below have completed transactions subsequent to May 31, 2004, except as described below, and, therefore, we do not believe that any additional reports are due.

•	Mr. Hendricks filed a Form 3 on September 25, 2003, which was due on September 3, 2003. As such, he filed that report late. Such report failed to take into account four transactions completed in June 2003 (prior to the reporting obligation) when Mr. Hendricks sold shares at a loss to obtain funds to loan to Calais to pay its debts. Therefore, Mr. Hendricks’ beneficial ownership was incorrectly stated in the initial filing. The most recently filed Form 4 corrects that error. In addition, Mr. Hendricks reporting the July 2004 grant of the option within the required time period, but inadvertently omitted inclusion of his convertible debenture in that report. An amended Form 4 was filed. As such, Mr. Hendricks filed a second report late.

•	Mr. Witt filed a Form 3 on September 26, 2003, which was due on September 3, 2003. As such, he filed one report late.

•	Mr. Harvey’s Form 3 was due on September 3, 2003 and has not yet been filed. In addition, we have received information that Mr. Harvey has sold shares on September 3, 4, 8, 9, and 15 (45,700 shares in September), and October 6 and 14 (21,700 shares), and November 6 (58,000 shares). Mr. Harvey has not reported any of these transactions on Form 4 and, therefore, eight Form 4s have not been filed. Mr. Harvey or persons affiliated with him may have sold additional shares of our common stock without the knowledge of Calais for which he has not filed a Form 4. Mr. Hendricks’ assigned his convertible debenture to Mrs. Harvey on June 25, 2004, although she has not accepted that assignment and she has not filed a Form 4 reflecting the additional beneficial interest.

•	Mr. Daher’s Form 3 was due on September 3, 2003 and was filed on December 8, 2003. Mr. Daher sold some shares of our common stock in October 2003 for which he filed a Form 4 on December 8, 2003. In addition, Mr. Daher made two sales of our common stock in February, 2004, for which he filed late Form 4s and sold additional shares in June 2004, for which he filed a late Form 4. Numerous amendments have been filed in order to account for calculating Mr. Daher’s beneficial ownership.

•	Mr. Akright’s Form 3 was due on September 3, 2003 and was filed on November 12, 2003. Furthermore, he sold some shares of our common stock in September and October 2003, for which Form 4s were filed late. In addition, a Form 4 was filed in April, 2004 for the acquisition of shares of common stock in February, 2004. In November 2003, Mr. Akright received an option to purchase 100,000 shares of common stock that was not reported until September 2004.

•	Mr. Martin’s Form 3 was due on September 3, 2003 and was filed in December 2003. Mr. Martin received shares of our common stock as a stock bonus in February 2004 and filed a Form 4 reflecting those shares in June 2004.

•	Mr. Angelo Benaske filed a Form 3 on September 29, 2003, which was due on September 3, 2003. As such, he filed one report late.

     In addition, certain persons were required to file a Schedule 13D, when Calais began filing 1934 Act reports in approximately March 1998 or upon becoming a beneficial owner of greater than 5% of the outstanding stock. Mr. Harvey is the only person known to us who has been obligated to, but who has failed to, file a Schedule 13D as of the date of this report.

Certain Relationships and Related Transactions

     The following are the only transactions since June 1, 2002, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer, or beneficial holder of more that 10% of the outstanding Common Shares, or any of their respective relatives, spouses, associates or affiliates has had or will have any direct or indirect interest. Our Board of Directors believes the transactions referenced below were on terms at least as favorable to us as we could have obtained from unaffiliated parties.

Purchases of Common Shares by Officers/Directors

     The following chart describes purchases of our common stock by our officers, directors, and their affiliates during fiscal 2003, 2004 and subsequently:

	Subsequent to Fiscal 2004		Fiscal 2004		Fiscal 2003
	# of shares	US$ value	# of shares	Cdn$ value	# of shares	Cdn$ value
Thomas S. Hendricks(a,b)	3,294,117	$2,800,000	100,000	$45,000	91,667	$40,333
(c)			75,000	$172,856
Art Daher(c)	—	—	55,000	$126,761	20,000	$21,400
(b)			50,000	22,500
Robert Akright(c)	—	—	60,000	$138,285	—	—
Melvin Martin(c)	—	—	10,000	$23,048	—	—

(a)	In July 2004, Calais issued to Mr. Hendricks: (i) an option to purchase 3,000,000 shares exercisable at US$0.85 per share through July 11, 2009, and (ii) a US$250,000 debenture convertible at US$0.85 per share in lieu of a cash bonus of that amont. The debenture has vested (and is, therefore, payable and convertible) as to US$50,000, and will vest at the rate of US$50,000 per year commencing on July 8, 2005

(b)	Exercise of options for Cdn$0.45 per share in September (Mr. Hendricks) and October (Mr. Daher and Mr. Martin) 2003.

(c)	Bonus shares granted to Messrs. Hendricks, Daher, Martin and Akright in December 2003.

Loans to Calais Resources

     Directors, their family members, or companies controlled by our directors have lent Calais funds on various terms and conditions over the last three years as follows:

•	The convertible debentures described above.

•	Cdn$70,000 payable (with interest at 12%) to Marlowe Harvey (formerly an executive officer and director of Calais, and continuing as a significant shareholder) for a loan made by him to Calais for working capital purposes in 2003 which was due May 22, 2003 (paid in August 2003), and which was secured by our assets held for sale and was convertible into our common stock at Cdn$0.60 per share. As consideration to Mr. Harvey for making this loan, we provided him with options to purchase 82,500 shares of stock at an exercise price of Cdn$1.26, exercisable through November, 2004.

•	In June 2003, Thomas S. Hendricks obtained a personal mortgage from a bank using his personal collateral in the amount of US$587,680 in order to permit Calais to meet certain of its obligations. The amount advanced included prepaid interest and fees to the lender of US$87,680, providing a net of US$500,000 funding to Calais. Proceeds of the August 2003 financing were used to repay this amount and to reimburse Mr. Hendricks for his expenses in obtaining this loan. Mr. Hendricks provided this credit facility to us at no cost.

•	From time-to-time during fiscal years ending May 31, 2003 and 2002, and previously, Mr. Hendricks used his personal credit cards to advance funds to Calais as necessary for Calais’ working capital purposes. The amounts outstanding that are attributed to Mr. Hendricks at May 31, 2003 and 2002 reflect those amounts together with interest accrued to the credit card issuers. Mr. Hendricks did require Calais to pay his interest expense, but did not charge Calais any other costs or receive any compensation for advancing this credit.

•	This loan and in the following table (which table does not include amounts owed pursuant to the convertible debentures).

		Amount owed by Calais on
Name	Interest rate	May 31, 2004	May 31, 2003	May 31, 2002
Tom Hendricks	0%	$nil	US$94,281	U.S.$28,987
Marlowe and Judy Harvey	12%	$nil	Cdn$70,000	$0

Royalty Interests.

     In December 1994, we paid Marlowe Harvey US$1,176,000 for a 51% interest in various mineral interests known as the Manhattan prospect. Mr. Harvey claims that he retained a royalty interest in these properties, which claim has not yet been substantiated with documentation. It now appears that, at the time of the acquisition, Mr. Harvey owned (with others) a claimed joint venture interest, but did not own any part of the record title to any patented and unpatented claims which were a part of the Manhattan prospect. Mr. Harvey’s claim of a right to purchase some of the joint venture properties appear now to have been contractual in nature and not a direct interest in the properties, and the parties had not (and in some cases still have not) completed their contractual obligations. We are attempting to determine title to these the joint venture interests, to acquire other of the joint venture interests, and to take steps to cure title to the Manhattan prospect, and to determine whether Mr. Harvey’s claimed royalty interest exists.

     The majority of the mineral interests that Calais acquired from the former Hendricks Mining Co. (“HMC”) in 1998, or acquired within five years thereafter, are subject to net smelter return royalties in amounts varying from 2.0% to 0.5% of net smelter returns in favor of the former shareholders of HMC (which include Thomas S. Hendricks (as to 85.354%), Mr. Hendricks’ mother (10.101%), and Mr. Hendricks’ attorney (4.545%) who has continued as attorney for Calais). The period for which Calais was obligated to make further royalty grants as to new acquisitions expired in April, 2003. The royalty grants now outstanding and of record are effective for a period of 20 years after the date of the grants, with expiration of the royalties beginning in March 2018, and ending in April 2023. These individuals own the net smelter return royalty covering substantially all of the Caribou prospect. (The net smelter return does not include mineral interests acquired since April 2003.) Calais, and Mr. Harvey acknowledged the validity of these royalties in the July 2000 settlement of the litigation Mr. Hendricks brought against Mr. Harvey and Aardvark.

Aardvark Enterprises, Inc.

     Aardvark Enterprises, Inc. is a Washington corporation primarily engaged in the real estate business in Denver and elsewhere. Aardvark is controlled by Marlowe Harvey and his wife, Judy Harvey. Shortly after the acquisition of the HMC assets by Calais in 1998, Calais encountered a cash shortfall which would have prevented it from exercising an advantageous option to acquire the Caribou Mine prospect, and to continue its drilling program at the Caribou prospect.

     The necessary funds were advanced by Aardvark from Aardvark’s sale of unrelated real estate, including $500,000 plus costs to acquire the Caribou prospect and additional funds to continue the drilling programs. Aardvark completed the sales and the acquisition of its interest in the Caribou prospect in a tax-deferred §1031 exchange. The entire Aardvark interest in the Caribou prospect is subject to exploration and mining concessions in favor of Calais, and a contractual right held by Calais to re-acquire the mineral interests on terms described in a July 2000 agreement reached to settle litigation brought by Mr. Hendricks against Mr. Harvey and Aardvark. (Originally the transaction was structured differently, including a promissory note from Aardvark to Calais in the amount of US$2,300,000, a deed of trust securing Calais’ interest in the Aardvark ownership, and other relationships between Calais and Aardvark). The settlement agreement clarified these relationships and provides that Calais has the right to reacquire the claims held by Aardvark for a debenture (which Calais has already paid to Aardvark) and for a payment from Calais to Aardvark in an amount “equal to pay the capital gains triggered by the” reconveyance of the property to Calais. (The cash payment will be deducted from the debenture.) Although the original agreement estimated the payment to be about US$750,000, currently the parties estimate the tax obligation (which would arise as a result of the deferred capital gains as a result of the §1031 exchange) to be about US$500,000. The settlement agreement provides that Calais will have an unlimited time to exercise its option for transfer.

     The terms of the repurchase were modified in the March 8, 2004 Settlement Agreement to which Aardvark was a party.

Resignation of Marlowe Harvey

     On November 11, 2003, Mr. Harvey resigned as an officer and director of Calais, demanding a return of the Cdn$984,000 debenture Mrs. Harvey assigned to Mr. Hendricks and also advising Calais that he intends to enter into an agreement to vend the Nevada prospect, or a portion thereof, to third parties. In the March 2004 settlement agreement described below, Mr. Hendricks agreed to return the debenture to Mr. Harvey, subject to compliance with applicable securities laws. Mr. Hendricks has executed the assignment to return the debenture to Mrs. Harvey (as directed by Mr. Harvey), but Mrs. Harvey has yet to show compliance with securities laws and, therefore, the debenture is still registered on Calais’ books in Mr. Hendricks’ name.

Litigation

     In 2000, Thomas Hendricks brought litigation against Marlowe Harvey, Aardvark, and Calais relating to certain information allegedly not disclosed to Mr. Hendricks at the time that his company, HMC, was acquired by Calais. Generally the complaints related to interests that Calais had in property in Mexico and the lack of funding for continuing exploration of the Caribou prospect. The parties resolved this litigation shortly after it was commenced by entering into a mutual release and settlement agreement, as described in detail below.

     In November 2003 Mr. Harvey made certain threats against Calais as described above, but we believe that these issues were resolved in the March 2004 settlement agreement, although Mr. Harvey has not complied with his obligations required in that settlement agreement, including his obligations to report share ownership and transactions in accordance with SEC rules and regulations and the SEDAR rules. Despite Mr. Harvey’s non-compliance with these obligations, we have decided to seek shareholder approval for the repricing of our outstanding debentures from Cdn$1.23 to US$0.55 per share. See Proposal No. 4.

     We know of no other material, active or pending or (to our knowledge) threatened legal proceedings against Calais, its directors or its executive officers. Other than discussed below, we are not involved as a plaintiff in any material proceeding or pending litigation.

Settlement Agreement with Mr. and Mrs. Harvey and their affiliates

     On March 8, 2004, we entered into an agreement with Marlowe Harvey, his wife Judy Harvey, and several related entities by which Calais and Mr. and Mrs. Harvey resolved a number of issues that have arisen between them, some of which have been previously discussed in Calais’ Form 20-F and other reports. Under the agreement,

•	Mr. Harvey and Calais agreed on a more precise definition of Calais’ right (which expires August 31, 2011) to repurchase the interest of Aardvark Agencies, Inc. (“AAI”) in the Caribou properties, including the price payable for the reacquisition (a total of

Cdn$747,728 which is included in the debentures in our financial statements) and AAI’s right to convert that debenture before it is paid.

•	Further defining Calais’ right to borrow against, enter in and upon those properties, construct buildings and mines on those properties, and remove and sell minerals from those properties for Calais’ own account.

•	Mr. Harvey and his related entities agreed to assign their interests in the Manhattan prospect to Calais and completed this assignment in July 2004. In addition, Mr. Harvey and his related entities also agreed to convey to Calais (not later than December 31, 2005) the entire right, title and interest in the Manhattan prospect from all parties (“marketable title”). Mr. Harvey and his related entities have not (to Calais’ knowledge) commenced the work necessary to obtain marketable title. Upon receipt of marketable title, Calais will pay one of Mr. Harvey’s related entities 250,000 shares of Calais restricted stock. Calais agreed to undertake certain drilling obligations after receiving good title, and to issue 2,500,000 shares of common stock to Argus Resources, Inc., one of Mr. Harvey’s related entities, if Calais identifies gold or gold equivalent mineral resources (as determined in accordance with Canadian standards) exceeding 2,000,000 ounces.

•	Mr. Harvey and his related entities agreed to comply with their shareholder filing obligations in the United States and Canada (if any) not later than April 30, 2004.

•	Mr. Harvey also agreed to return a stock option agreement to Calais which defines the option to acquire 82,500 shares of Calais common stock granted to him in November 2002 which he continues to hold. That option expires (unless exercised) on November 15, 2004, and has an exercise price of US$0.80 per share. He has not complied with this agreement.

•	Calais agreed to propose to its shareholders at its next shareholder meeting that the conversion price of the debentures be repriced from Cdn$1.23 to US$0.55. The repricing of these debentures is the subject of Proposal No. 4.

•	Calais agreed to retain Mr. Harvey as a consultant for one year at US$3,000 per month. (Calais complied with this obligation, but Mr. Harvey resigned on June 1, 2004.

•	Mr. and Mrs. Harvey agreed to deliver to Melvin Martin (a director of Calais) a convertible debenture they are holding for his benefit in the amount of Cdn$1,103,214. Neither Mr. nor Mrs. Harvey has assigned or delivered this debenture to Mr. Martin.

•	In the settlement agreement dated March 9, 2004, by which Marlowe and Judy Harvey and various entities they control resolved issues with Calais, Mr. and Mrs. Harvey and their entities agreed to cast their votes at any meeting of shareholders of Calais in favor of management’s nominees for election as directors of Calais and in favor of any other resolution proposed by management of Calais as set forth in any proxy statement sent to the shareholders for such meeting. In addition, Mr. and Mrs. Harvey and the entities they controlled agreed to deliver to Calais an irrevocable proxy when requested by Calais.

     To facilitate the settlement, Thomas S. Hendricks agreed to transfer to Mr. Harvey a debenture he holds for Cdn$984,000 that Mrs. Harvey assigned to him in 2000. Mr. Hendricks has executed the assignment of this debenture and has delivered both the original debenture and the assignment to Calais to hold pending Mrs. Harvey’s acceptance of that debenture in a manner that complies with applicable securities laws. To date, Mrs. Harvey has refused to return to Calais documents that Calais believes is necessary to show compliance with securities laws, and Mrs. Harvey has not proposed any alternative procedure. Consequently the debenture is still registered in Mr. Hendricks’ name and will remain so registered until Mrs. Harvey provides Calais with sufficient evidence of compliance with applicable securities laws. Calais is in possession of this convertible debenture and will remain in possession until Mrs. Harvey demonstrates compliance with the securities laws as required by the settlement agreement.

     In addition, Calais, Mr. Harvey, and his related entities entered into mutual releases. Calais has previously announced that it does not intend to expend any significant exploration dollars on the Manhattan prospect until such time as it has received further assurances as to title.

     At the present time, we have no evidence that Mr. Harvey or his related entities have complied with their obligations under the settlement agreement (other than tendering certain assignments to Calais of certain portions of the Manhattan project), or that they have commenced doing the work necessary to deliver marketable title to the Manhattan project, both as required by the settlement agreement.

Interests of Experts and Counsel

     John Henderson, Esq., a partner of the law firm Vranesh & Raisch, LLP, was a 4.515% owner of HMC at the time Calais acquired the Consolidated Caribou-Cross-Comstock-Pandora district mine area from HMC. As a result, he owns 4.515% of the net smelter royalty (ranging from 0.5% to 2.0%) that HMC retained in the transaction. Vranesh & Raisch, LLP continues to serve as legal counsel to Calais and Vranesh & Raisch, LLP bills Calais for its legal services and expenses advanced at its normal hourly rates.

     None of the other experts or legal counsel to Calais have engaged in related party transactions with Calais.

Corporate Loans to Officers

     Calais has not made any loans to corporate officers or directors.

Executive Compensation

Summary Compensation Table

     The following chart (in Cdn$) sets forth information regarding the compensation paid to our chief executive officer and our other executive officers during the most recent three fiscal years ended May 31, 2004, 2003, and 2002. This includes all compensation paid to each by Calais and any subsidiary:

		Annual compensation			Long-term Compensation Awards
					Awards		Payout
						Securities
					(Cdn$)	Underlying
Name and	Fiscal	(Cdn$)	(Cdn$)	(Cdn$)	Restricted	Options &		All Other
Principal Position	Year	Salary	Bonus	Other	Awards	SARs (#)	LTIP	Compensation
Thomas S.	2002	0	0	0	0	0	0	0
Hendricks,	2003	0	0	0	0	0	0	0
President	2004	114,662	172,856	0	0	0	0	0
and CEO(a)
Matt Witt,	2004	63,319	0	0	0	1,000,000	0	0
CFO (b)

(a)	A portion of the salary payments to Mr. Hendricks (Cdn$228,103) included salary due to him from prior years, but paid in fiscal 2004. At May 31, 2004, Calais had not paid Mr. Hendricks his full salary and still owed him Cdn$30,676 for services performed during fiscal 2004. That amount remains outstanding as of July 31, 2004. The bonus reflects the dollar amount of a 75,000 stock bonus that Calais granted to Mr. Hendricks during fiscal 2004.

(b)	At May 31, 2004, Calais had not paid Mr. Witt his full salary and still owed him Cdn$78,186 for services performed during fiscal 2004. That amount remains outstanding as of July 31, 2004.

     We did not pay any salary to Mr. Hendricks for the 2001, 2002 or 2003 fiscal years because we did not have the cash to do so. We accrued his salary at the rate of US$50,000 per year for 42 months until we were able to pay him the past due salary in August 2003 – when Mr. Hendricks received a payment of US$163,690.

     For the current fiscal year (ending May 31, 2005), we plan to pay salaries to our president (US$150,000 per year), chief financial officer (US$130,000 per year), together with discretionary bonuses and other compensation as the Board of Directors may determine. We also plan to discuss employment agreements, benefits, and other forms of compensation for these individuals in addition to the two year employment agreement with our chief financial officer which provides for his salary as stated above.

Options/SAR Grants

Options to purchase securities from registrant or subsidiaries

     We are authorized to grant options to purchase shares of our common stock to our directors, executive officers, and employees on terms and conditions acceptable to the regulatory authorities in Canada, notably the Canadian Venture Exchange and the British Columbia Securities Commission. We have no formal written stock option plan.

     Under the applicable rules, we may grant stock options for up to 10% of the number of issued and outstanding Common Shares provided that stock options in favor of any one individual may not exceed 5% of the issued and outstanding Common Shares. No stock option granted under the stock option program is transferable by the optionee other than by will or the laws of descent/distribution and each stock option is exercisable during the lifetime of the optionee only by such optionee. Furthermore, the exercise price of all stock options granted under the stock option program must be at least equal to the fair market value (subject to regulated discounts) of such Common Shares on the date of grant, and the maximum term of each stock option may not exceed five years.

     The exercise prices for stock options are determined in accordance with OTC Bulletin Board (“OTCBB”) guidelines and reflect the average closing price of our Common Shares for the ten trading days on the OTCBB immediately preceding the day on which the directors grant and publicly announce the stock options (subject to a regulatory-acceptable discount), but no less than US$0.45 exercise price per share.

Warrants and convertible securities that are outstanding

     We have no outstanding warrants to purchase our common stock held by our officers or directors. We have issued warrants to purchase our common stock to an investment banker that we expected to provide certain services to us. At May 31, 2003, there were warrants held by that investment banker to purchase 486,303 shares of our common stock at an average exercise price of Cdn$0.81. We reached a settlement with that investment banker, which resulted in the issuance of additional shares and the cancellation of the warrants.

     In July 2000, we issued convertible debentures to Judy Harvey, Argus Resources, and Aardvark Agencies in the total amount of Cdn$5,442,018. We reissued those convertible debentures in May 2001, and it is the May 2001 debentures that are currently outstanding. Judy Harvey is Marlowe Harvey’s wife; Mr. Harvey controls both Argus Resources and Aardvark Agencies. The debentures are all non-interest bearing and are due May 11, 2011. The debentures were convertible into Common Shares at Cdn$1.23 per share. The following chart sets forth the beneficial owners of the convertible debentures and the number of shares underlying such debentures as of May 31, 2003. To our knowledge, there have been no further transfers of any debentures during the fiscal year ended May 31,

2003 or subsequently. No person has converted any of the debentures into common stock. During fiscal 2002, Cdn$344,913 of the debentures were repaid to Mrs. Harvey.

	Original Principal
Name	amount	Accrued Interest	Underlying shares
Marlowe Harvey(a)(c)	Cdn$4,113,105	$0	3,343,988
Thomas S. Hendricks (b)	Cdn$984,000	$0	1,306,036

(a)	Owned of record by Mr. Harvey’s wife, Judy Harvey and entities affiliated with or controlled by Mr. Harvey. Of these debentures, Mrs. Harvey is holding Cdn$1,103,214 for the benefit of Mr. Martin. Mrs. Harvey disclaims any interest in the debentures (or the shares underlying the debentures) she is holding for Mr. Martin but, to date, she has failed to comply with her obligations in the March 9, 2004, Settlement Agreement to assign the debenture to Mr. Martin. See also note (b) below, which describes Mr. Hendricks’ reassignment to Mrs. Harvey of the Cdn$984,000 debenture.

(b)	Mr. Hendricks acquired these debentures from Mrs. Harvey in settlement of litigation he had brought against Mr. Harvey, not sure if it was against Calais Resources or Harvey. Mr. Hendricks has agreed to assign this debenture to Mrs. Harvey based on the March 2004 settlement agreement involving Mr. and Mrs. Harvey and Mr. Hendricks has executed an assignment to do so. Mr. and Mrs. Harvey have not yet accepted assignment of the debenture. Consequently, Calais still has the Cdn$984,000 debenture registered in Mr. Hendricks’ name.

(c)	Mrs. Harvey is holding debentures in this amount for the benefit of Mr. Martin. Mr. Martin disclaims any affiliation with Mrs. Harvey, Mr. Harvey, or entities they control.

Options/SAR Grants in Last Fiscal Year

     We granted stock options to the executive officers named in the compensation table (above) during the fiscal years ended May 31, 2004 and 2003 or during the current fiscal year. We did not grant any stock appreciation rights to any person during fiscal years 2003, 2004 or subsequently.

Name	Number of Options		Exercise Price	Term
Fiscal 2003 grants
Marlowe Harvey	82,500		Cdn$1.26	November 15, 2004

Fiscal 2004 grants
Matt Witt	500,000	*	US$3.00	August 11, 2013
	500,000	*	US$5.00	August 11, 2013
Robert Akright	100,000		Cdn$0.45	August 1, 2008

Fiscal 2005 grants
Tom Hendricks	3,000,000		US$0.85	July 8, 2014
Tom Hendricks (debenture)**	294,117		US$0.85	Variable

*	Mr. Witt’s grant was in connection with his employment at Calais as our chief financial officer (in August 2003).

**	The board granted Mr. Hendricks a bonus, paid as a US$250,000 debenture convertible into common stock at US$0.85 per share, although only US$50,000 is currently due or convertible. The remaining amount becomes due on demand and convertible at the rate of US$50,000 per year commencing on July 8, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Fiscal year end values

     No officer exercised employee stock options during the fiscal year ended May 31, 2003. No officer exercised employee stock options during the fiscal year ended May 31, 2004, except as set forth in the following table:

			Number of
			Unexercised	Value of
			securities	unexercised in the
			underlying	money options/SARs
			options/SARs at	at 5/31/2004 (Cdn$)
			5/31/2004 (#)	(a)
	Shares acquired on	Value realized ($)	Exercisable/	Exercisable/
Name	exercise (#)	(a)	unexercisable	unexercisable
Thomas S. Hendricks	100,000	$233,403	0(b)/0	$0/$0
Art Daher	50,000	$62,448	50,000(c)/0	$37,000/$0
Robert Akright	0	$0	100,000(d)/0	$76,590/$0
Mel Martin	75,000	$(2,409)	0	$0/$0
Matt Witt	0	$0	1,000,000(e)/0	$0/$0

Persons who are neither officers nor directors but who are providing services to us	0	$0	0/0	0/0

(a)	“Value realized” is equal to the market price less the exercise price times the number of shares acquired. At May 31, 2004, the market price for our common stock was US$1.01 per share (Cdn$1.38).

(b)	Not including an option to purchase 3,000,000 shares at US$0.85 (exercisable through July 8, 2014) granted to Mr. Hendricks in July 2004. Also not including a bonus paid to Mr. Hendricks after fiscal 2004 year end in the form of a US$250,000 debenture convertible into common stock at US$0.85.

(c)	Mr. Daher’s 50,000 options have an exercise price of Cdn$.45 per share and expire on August 11, 2005.

(d)	Mr. Akright’s options are exercisable at US$0.32 per share and expire on August 1, 2008.

(e)	Mr. Witt’s options are exercisable at US$3.00 (as to 500,000 shares) and US$5.00 (as to the remaining 500,000 shares) through August 11, 2013.

Subsequent exercises

     No officer exercised employee stock options after the end of the fiscal year ended May 31, 2004.

Long Term Incentive Compensation Plans and Defined Benefit and Actuarial Plans

     None.

Compensation of Directors

          We have no formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated below no director received any compensation for his services as a director, including committee participation and/or special assignments.

          We are in the process of instituting a health insurance plan for our employees. We may consider other benefit plans, such as life insurance, retirement plans, profit sharing plans, bonus and other plans as the circumstances warrant.

Employment Agreements, Termination of Employment and Change in Control Agreements

          We have previously had no plans or arrangements in respect of remuneration received or that may be received by any person employed by us to compensate such person in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Report on Repricing of Options/SARs

          None

PROPOSAL NUMBER 2

INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors selected the independent accounting firm of KPMG, LLP, with respect to the audit of our consolidated financial statements for the year ended May 31, 2005, as well as many prior fiscal years. Neither KPMG, LLP, its members or any of its associates has or has had any financial interest in the business or affairs, direct or indirect, or any relationship with Calais, other than in connection with their duties as independent public accountants to Calais. A representative of KPMG is not expected to be present at the Annual Meeting and, therefore, will not be available to answer questions.

(a) Audit Fees.

          Our principal accountant, KPMG, LLP, billed us aggregate fees in the amount of approximately Cdn$96,000 for the fiscal year ended May 31, 2004 and approximately Cdn$25,000 for the fiscal year ended May 31, 2003. These amounts were billed for professional services that KPMG LLP provided for the audit of our annual financial statements, review of the financial statements included in our report on Form 20-F, review of the financial information contained in our filings made pursuant to Canadian regulatory requirements, and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees.

          KPMG, LLP billed us no fees for the fiscal years ended May 31, 2004 and 2003 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

(c) Tax Fees.

          KPMG, LLP billed us aggregate fees in the amount of approximately Cdn$10,000 for the fiscal year ended May 31, 2004 and approximately Cdn$7,000 for the fiscal year ended May 31, 2003, for tax compliance, tax advice, and tax planning.

(d) All Other Fees.

          KPMG, LLP billed us no fees for the fiscal years ended May 31, 2004 and 2003 for other fees.

(e) Audit Committee’s Pre-Approval Practice

          Section 10A(i) of the Securities Exchange Act of 1934 prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the audit committee of the Board of Directors, or unless the services meet certain de minimis standards. The audit committee does not have a charter and consequently has not adopted a formal pre-approval policy. The audit committee has pre-approved KPMG’s audit and audit-related services for fiscal 2005.

          The percentage of the fees for audit, audit-related, tax and other services were as set forth in the following table:

	Percentage of total fees paid to KPMG
	Fiscal Year 2003	Fiscal Year 2004
Audit fees	78.2	90.6
Audit-related fees	0.0	0.0
Tax fees	21.8	9.4
All other fees	0.0	0.0

               Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year. This resolution requires that a majority of the votes cast for the resolution are in favour of the resolution. The proxy holder will vote any unmarked proxies for this proposal.

PROPOSALS NUMBER 3a, 3b, AND 3c

TRANSITION TO NEW BUSINESS CORPORATIONS ACT

          Calais was incorporated in British Columbia, Canada pursuant to the then existing British Columbia Company Act under the name “Millennium Resources Inc.” on December 30, 1986. We changed our name to Calais Resources Inc. on March 19, 1992. On March 29, 2004, British Columbia adopted the New Act (the New Act”) to replace the old Company Act. There are a number of differences between the New Act and the old Company Act which include changes requested by the business community to make the laws governing British Columbia corporations more consistent with other Canadian and U.S. jurisdictions and to provide shareholders greater choice of effective governance structures.

          To take full advantage of the legislative opportunities offered by the New Act, we have reviewed the current articles of Calais and the New Act to determine what changes, if any, can provide a benefit to Calais and its shareholders. As a result of that review, we believe that it would be in the best interests of Calais to do the following:

•	remove pre-existing company provisions that apply to Calais that relate to restrictions contained in the Company Act and that are no longer required under the New Act;

•	alter its authorized capital structure to take advantage of the New Act; and

•	adopt a new set of articles (the “New Articles”) to replace its current articles (the “Existing Articles”).

          Under the New Act, every company incorporated under the Company Act must complete a mandatory transition rollover under the New Act to substitute a Notice of Articles for its Memorandum within two years of March 29, 2004. The only information contained in the Notice of Articles is the authorized share structure of Calais, the corporate name, the address of the registered and records office of Calais and the names and addresses of the directors of Calais. Although this deadline is not for some time, Calais cannot alter its current articles to take advantage of many of the new provisions contained in the New Act until it has completed the mandatory transition rollover. Under the New Act, the directors of Calais are permitted to approve and complete the mandatory transition rollover, and as a result, Calais anticipates completing this mandatory transition shortly after the mailing of this Proxy Statement.

          Each of the following three proposals (3a, 3b, and 3c) will be voted upon separately, To the extent any of the proposals is approved, it will be implemented (subject to the discretion of the Board of Directors to choose not to implement the proposal). To the extent a proposal is not approved, it will not be implemented. The three proposals are not interdependent upon each other.

Proposal No. 3a - Removal of Pre-existing Company Provisions

          As a pre-existing company under the old Company Act, Calais is subject to provisions contained in the New Act called the “Pre-Existing Company Provisions” or “PCPs”. Under the New Act, Calais has the option of no longer being subject to these PCPs, if shareholders approve this change. Given Calais’s status as a public company and the provisions of its proposed New Articles, only one provision of the PCPs would apply to Calais following the completion of its transition under the New Act. Under that provision, as formerly stipulated under the old Company Act, if a company offers to purchase any of its own shares, it must extend the offer on a proportionate basis to all shareholders holding the same class or series of shares that are subject to the offer, subject to certain exceptions. The New Act does not contain a similar provision. While the exceptions to this proportionate purchase requirement will, in the vast majority of cases, allow Calais to purchase its shares without having to extend the offer to purchase to all shareholders holding those shares, we believe that this requirement may be overly restrictive in future transactions, where the ability to purchase some, but not all, of its shares from shareholders may be necessary or desirable. Furthermore, because we are subject to the requirements of the U.S. Securities Exchange Act of 1934, any time we seek to repurchase shares of our outstanding stock, we will have to comply with the issuer-tender offer provisions of that Act. Accordingly, if shareholders approve the removal of the application of the PCPs, this requirement will no longer apply to Calais.

          The PCPs also maintain the requirement under the old Company Act that three-quarters of the votes cast at a general meeting must vote in favor of a proposed special resolution in order for the resolution to be passed. Under the New Act, with shareholder approval, Calais may reduce the level of approval for special resolutions to two-thirds of the votes cast at a general meeting. We believe a two-thirds approval threshold, which is consistent with most other Canadian and greater than the requirement found in most U.S. jurisdictions, to be most appropriate for fundamental changes requiring approval by special resolution. Accordingly, the proposed New Articles contain provisions that will establish a two-thirds threshold of approval for special resolutions.

          In order to take full advantage of the flexibility offered by the New Act, management believes that it would be in the best interests of Calais to remove the application of the PCPs. In order to remove the application of the PCPs, shareholders of Calais will be asked to pass a special resolution in the following terms:

“WHEREAS the Notice of Articles of Calais contains a statement that the Pre-existing Company Provisions (being those provisions set out in Table 3 of the Business Corporations Regulation under the Business Corporations Act) apply to Calais;

AND WHEREAS it is expedient for Calais to alter its Notice of Articles to remove the application of the Pre-existing Company Provisions;

RESOLVED, AS A SPECIAL RESOLUTION, THAT the Notice of Articles of Calais be altered to remove the application of the Pre-existing Company Provisions.”

          A special resolution requires that three-quarters of the votes cast for the resolution are in favor of the resolution. The proxy holder will vote any unmarked proxies for this proposal.

Proposal No. 3b - Alteration to Authorized Share Structure

          Management is satisfied with maintaining both Calais’s existing one class of securities and its present number of common shares issued and issuable under options. However, under the old Company Act, Calais was required to adopt a specific number limit for its authorized (as opposed to actual issued) share capital. This requirement was different from the legislation in most jurisdictions in Canada which allows a company to authorize an unlimited number of shares as its authorized capital.

          Under the New Act, Calais may, if authorized by shareholders, now alter its authorized share structure to an unlimited number of shares. Calais previously had authorized the issuance of up to 100,000,000 common shares without par value. We believe that removing the specific number limit for Calais’s authorized share capital will be of benefit to Calais and its shareholders for the purposes of any future acquisition transactions that may require the issuance of additional common shares. As such, management is proposing that the Notice of Articles be amended to reflect that Calais have an unlimited number of authorized common shares.

          Shareholders of Calais will be asked to pass a special resolution in the following terms:

“RESOLVED AS A SPECIAL RESOLUTION that: (1) the maximum number of common shares which Calais is authorized to issue be eliminated; and (2) the Notice of Articles of Calais be altered accordingly.”

          A special resolution requires that three-quarters of the votes cast for the resolution are in favour of the resolution. The proxy holder will vote any unmarked proxies for this proposal.

          For full particulars, please refer to the text of the proposed amended Notice of Articles, a copy of which is attached to this proxy statement as Exhibit “A”.

Proposal No. 3c - Approval of New Articles

          In reviewing Calais’ Existing Articles to determine what changes are necessary as a result of the New Act, management and the Board of Directors have sought to modernize Calais’ governing rules and to provide a more effective governance structure, while maintaining as many of the existing governing provisions as possible. Rather than attempt to alter Calais’ Existing Articles piecemeal to correct particular inconsistencies or incorporate additions, management and the Board of Directors have recommended that Calais adopt the New Articles.

          The New Articles complement the provisions of the New Act by incorporating its terminology, incorporating provisions that are mandated, and taking advantage of certain optional features provided, by the New Act. As a result, many of the changes to the Existing Articles contained in the New Articles do not reflect substantive changes to the content of Calais’ Articles. As drafted, the New Articles:

•	contain standard features regarding the issuance of shares and share certificates;

•	take advantage of the default provision under the New Act to permit directors to set the issue price for shares without par value;

•	require Calais to maintain a central securities register, as required by the New Act;

•	require a special resolution of the shareholders to alter the Articles, the authorized share structure or the name of Calais or to remove directors of Calais;

•	specify the threshold for a special majority (being the majority required to pass a special resolution) at two-thirds of the votes cast on the resolution;

•	permit the directors to approve, by directors’ resolution, a location outside of British Columbia for the holding of a meeting of shareholders;

•	permit (but do not require) meetings of the directors and shareholders to be held by telephone or other communications medium;

•	otherwise contain standard provisions governing meetings and proceedings of the directors and shareholders of Calais, as well as provisions governing the appointment of officers and committees of the board of directors;

•	require, subject to the New Act, mandatory indemnification of and advance of expenses to directors and former directors of Calais in respect of eligible proceedings;

•	contain standard provisions governing the payment of dividends and maintenance of accounting records;

•	authorize the directors to set the remuneration of the auditors; and

•	permit, in accordance with the New Act, notice to directors and shareholders by mail, delivery, fax and email.

          We are not proposing that shareholders adopt the New Articles as a result of any threat or action by any person to take over Calais, and we do not believe that any of the provisions of the New Articles or Proposals 3a or 3b will have the effect of hindering or delaying a takeover or change of control of Calais.

          In order to adopt the New Articles, shareholders of Calais will be asked to pass a special resolution in the following terms:

“RESOLVED, AS A SPECIAL RESOLUTION, that the Articles of Calais be deleted and cancelled, and that the form of Articles made available to shareholders prior to the meeting and submitted to the meeting for approval be created and adopted as the Articles of Calais in substitution for the existing Articles.”

          A special resolution requires that three-quarters of the votes cast for the resolution are in favor of the resolution. The proxy holder will vote any unmarked proxies for this proposal.

          A copy of the proposed New Articles are set out as Exhibit “A” to this Proxy Statement. Shareholders are encouraged to review these in detail.

PROPOSAL NUMBER 4

REPRICING CONVERTIBLE DEBENTURES

          Pursuant to the terms of a settlement agreement between Calais and Marlowe Harvey, dated March 8, 2004, Calais agreed to propose to its shareholders at its next annual shareholder meeting that the conversion price of all of its outstanding convertible debentures be repriced from Cdn$1.23 to US$0.55 notwithstanding that Mr. Harvey will be providing Calais no additional consideration. At the meeting, management intends to propose the following resolution for shareholder consideration which management believes complies with the letter and the spirit of the settlement agreement:

RESOLVED, that the conversion price for the Cdn$5,097,105 convertible debentures that are held in the name of Mr. and Mrs. Marlowe Harvey and certain of their affiliated entities be and hereby is reduced to US$0.55 per share provided that Mr. and Mrs. Harvey and their affiliated entities comply with their obligations under the settlement agreement to the satisfaction of the board of directors by not later than December 31, 2004 or (with respect to Mr. Harvey’s obligation to tender marketable title to certain properties by December 31, 2005), Mr. Harvey has presented sufficient information to the board of directors so that they reasonably believe it likely that Mr. Harvey and his affiliates will comply with such obligation timely.

          Marlowe Harvey resigned as chairman of the board and as a director of Calais in November 2003. In connection with his resignation, Mr. Harvey made a number of demands on, threats against, and allegations against Calais. Ultimately we resolved those issues with Mr. Harvey, his wife, and certain of his affiliated corporations in a settlement agreement dated March 8, 2004. The settlement agreement is described in more detail above. One of the provisions of the settlement agreement required Calais to propose to its shareholders at its next shareholder meeting that the conversion price of debentures held by Mr. and Mrs. Harvey, a corporation controlled by Mr. and Mrs. Harvey, and held by Mr. and Mrs. Harvey for the benefit of Melvin Martin be repriced from Cdn$1.23 to US$0.55. Including debentures that Thomas Hendricks has assigned to Mrs. Harvey (which Mrs. Harvey has not yet accepted), the total principal amount of the debentures subject to the repricing is Cdn$5,097,105. The following table explains the effect of the repricing (if it is approved by the shareholders) (based on the conversion rate of US$1.00 to Cdn$0.7724 as reported by the Royal Bank of Canada on September 13, 2004):

		Underlying
		Shares at	Underlying shares at
	Principal amount	Cdn$1.23	US$0.55 (Cdn$0.71)
Marlowe Harvey	Cdn$5,097,105	4,143,988	7,179,021
Melvin Martin	Cdn$1,103,214	896,922	1,553,822

          If the shareholders approve the repricing, Mr. Harvey (directly, through his wife, and through other entities he controls) will have the right to obtain 3,035,033 more shares of Calais common stock than if the debenture pricing remains at Cdn$1.23. (When and if Mr. Harvey delivers the debenture being held for Mr. Martin to him, his benefit will be reduced by the amount of Mr. Martin’s debenture.) Neither Mr. Harvey nor any of his affiliates will provide any consideration or other value to Calais for these shares which will dilute the existing shareholders of Calais by about 15%.

          It should be noted that Mr. Harvey’s obligations to perform under the settlement agreement are not conditional on whether the shareholders approve the repricing. Under the terms of the settlement agreement, the Calais shareholders could disapprove the repricing proposal without risk and prevent the additional dilution to all shareholders. Even if the shareholders disapprove the repricing, the settlement agreement, including the performance obligations and mutual releases, would still be binding upon Mr. and Mrs. Harvey and their affiliates.

A vote in favor of Proposal No. 4 would benefit only Mr. and Mrs. Harvey and their affiliates, and Mr. Martin, a director of Calais (when and if Mr. Harvey ever completes the assignment of the debenture to Mr. Martin).

A vote in favor of Proposal No. 4 would dilute the interest of all of our existing shareholders by approximately 15%.

          The board of directors is cognizant of its fiduciary responsibilities toward its shareholders, and it is cognizant of Calais’ contractual obligations under the settlement agreement. Thus, although the board believes that approval of the proposal would not be in the best interests of the shareholders of Calais, the board also understands that it must comply with its contractual requirements and thus proposes this resolution to the shareholders for approval, although without any recommendation. Mr. Martin did take part in the decision to present Proposal no. 4 to the shareholders notwithstanding his conflict of interest in so doing. The other directors who also approved presenting Proposal no. 4 to the directors without recommendation were aware of his beneficial interest in certain of the debentures.

          Proposal no. 4 requires that a majority of the shares voting approve it. If a majority of the shares voting do not approve Proposal no. 4, then the repricing of the debentures will be defeated. Abstentions will not count as a vote for or against the proposal. The proxy holder will vote any unmarked proxies against this proposal.

PROPOSALS FROM SHAREHOLDERS AND SHAREHOLDER COMMUNICATION

          Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Calais Resources, Inc., Attention: Corporate Secretary, 8400 E. Crescent Parkway, Suite 600, Greenwood Village, CO 80111 and we must receive the proposals by June 1, 2005. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested to us at the address above. After June 1, 2005, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

          Any other shareholder communications may also be sent to the Corporate Secretary at the address above. The Corporate Secretary will distribute the communication to the addressee.

ANNUAL REPORT TO SHAREHOLDERS

          This proxy statement is being accompanied by our annual report to shareholders. The annual report to shareholders does include our audited financial statements.

ADDITIONAL INFORMATION

          Additional information is included in our comparative financial statements and management discussion and analysis contained in our Annual Report on Form 10-KSB and BC Form 51-901 for the year ended May 31, 2004, and other reports we have filed under the Securities Exchange Act of 1934 or Securities Act (British Columbia). Additional copies may be obtained without charge upon request to: Corporate Secretary, 8400 E. Crescent Parkway, Suite 600, Greenwood Village, CO 80111, or by telephone: 720-529-9500, or through the Internet at www.sec.gov or on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com.

OTHER MATTERS

          Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

By Order of the Board of Directors:

CALAIS RESOURCES, INC.
Thomas S. Hendricks, President

Attachment:	Exhibit “A” – Articles of Incorporation under the Business Corporations Act (British Columbia) for Calais Resources, Inc.

Incorporation number: 319620

CALAIS RESOURCES INC.
(the “Company”)

Business Corporations Act (British Columbia)

ARTICLES

1.   Interpretation
2.   Shares and Share Certificates
3.   Issue of Shares
4.   Share Registers
5.   Share Transfers
6.   Transmission of Shares
7.   Purchase of Shares
8.   Borrowing Powers
9.   Alterations
10. Meetings of Shareholders
11. Proceedings at Meetings of Shareholders
12. Votes of Shareholders
13. Directors
14. Election and Removal of Directors
15. Alternate Directors
16. Powers and Duties of Directors
17. Disclosure of Interest of Directors
18. Proceedings of Directors
19. Executive and Other Committees
20. Officers
21. Indemnification
22. Dividends and Reserves
23. Documents, Records and Reports
24. Notices
25. Seal
26. Prohibitions

Article 1
Interpretation

1.1 Definitions

In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)	“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)	“legal personal representative” means the personal or other legal representative of the shareholder;

(4)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)	“seal” means the seal of the Company, if any.

1.2 Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

Article 2
Shares and Share Certificates

2.1 Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4 Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.

2.7 Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8 Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9 Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

Article 3
Issue of Shares

3.1 Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3	Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

Article 4
Share Registers

4.1	Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2	Closing Register

The Company must not at any time close its central securities register.

Article 5
Share Transfers

5.1	Registering Transfers

A transfer of a share of the Company must not be registered unless:

(1)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2	Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4	Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5	Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6	Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

Article 6
Transmission of Shares

6.1	Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2	Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

Article 7
Purchase of Shares

7.1	Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2	Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3	Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

Article 8
Borrowing Powers

8.1	Borrowing Powers

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

Article 9
Alterations

9.1	Alteration of Authorized Share Structure

Subject to Article 9.3 and the Business Corporations Act, the Company may by special resolution:

(1)	create one or more classes or series of shares;

(2)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)	if the Company is authorized to issue shares of a class of shares with par value:

(a)	decrease the par value of those shares; or

(b)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares; or

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2	Cancellation of Class or Series of Shares

Subject to the Business Corporations Act, the Company may by resolution of the directors eliminate a class or series of shares if none of the shares of the class or series of shares are allotted or issued.

9.3	Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(1)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.4	Change of Name

The Company may by directors resolution authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

9.5	Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

Article 10
Meetings of Shareholders

10.1	Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2	Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3	Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4	Location of Shareholder Meetings

The directors may, by directors’ resolution, approve a location outside of British Columbia for the holding of a meeting of shareholders.

10.5	Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.6	Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7	Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.9	Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

Article 11
Proceedings at Meetings of Shareholders

11.1	Special Business

At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	the setting of the remuneration of an auditor;

(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2	Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3	Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

11.4	Meetings by Telephone or Other Communications Medium

A shareholder or proxy holder who is entitled to participate in, including vote at, a meeting of shareholders may participate in person or by telephone or other communications medium if all shareholders and proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A shareholder who participates in a meeting in a manner contemplated by this Article 11.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. Nothing in this Article 11.4 obligates a company to take any action or provide any facility to permit or facilitate the use of any communications medium at a meeting of shareholders.

11.5	One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.6	Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.7	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.8	Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.9	Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.8(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.10	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.11	Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.12	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.13	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.14	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.15	Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.16	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.17	Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.18	Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b) in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.19	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.20	Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.21	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.22	Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.23	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.24	Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

Article 12
Votes of Shareholders

12.1	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5	Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6	Proxy Provisions Do Not Apply to All Companies

If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

12.7	Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8	Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9	When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10	Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, before the vote is taken.

12.12	Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder — printed]

12.13	Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	provided, at the meeting, to the chair of the meeting.

12.14	Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15	Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

Article 13
Directors

13.1	First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)	if the Company is a public company, the greater of three and the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;

(3)	if the Company is not a public company, the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.

13.2	Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3	Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4	Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5	Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6	Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7	Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8	Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

Article 14
Election and Removal of Directors

14.1	Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2	Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3	Failure to Elect or Appoint Directors

If:

(1)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by special resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

Article 15

Alternate Directors

15.1 Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2 Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3 Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)	will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)	has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4 Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5 Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6 Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7 Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.

15.8 Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

Article 16

Powers and Duties of Directors

16.1 Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2 Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

Article 17

Disclosure of Interest of Directors

17.1 Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2 Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4 Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5 Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6 No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7 Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

Article 18

Proceedings of Directors

18.1 Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2 Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3 Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4 Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6 Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7 When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8 Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9 Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10 Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11 Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12 Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)	in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

Article 19

Executive and Other Committees

19.1 Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2 Appointment and Powers of Other Committees

The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3 Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4 Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

19.5 Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Article 20

Officers

20.1 Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2 Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3 Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4 Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

Article 21

Indemnification

21.1 Definitions

In this Article 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

21.2 Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3 Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4 Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5 Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

Article 22

Dividends

22.1 Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2 Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3 No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4 Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5 Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6 Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7 When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8 Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10 Dividend Bears No Interest

No dividend bears interest against the Company.

22.11 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12 Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13 Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

Article 23

Accounting Records

23.1 Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2 Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

23.3 Remuneration of Auditors

The remuneration of the auditors, of any, shall be set by the directors regardless of whether the auditor is appointed by the shareholders, by the directors or otherwise. For greater certainty, the directors may delegate to the audit committee or other committee the power to set the remuneration of the auditors.

Article 24

Notices

24.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient.

24.2 Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3 Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4 Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5 Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)	if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Article 25

Seal

25.1 Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

Article 26

Prohibitions

26.1 Definitions

In this Article 26:

(1)	“designated security” means:

(a)	a voting security of the Company;

(b)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)	“security” has the meaning assigned in the Securities Act (British Columbia);

(3)	“voting security” means a security of the Company that:

(a)	is not a debt security, and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2 Application

Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3 Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

Proxy

GENERAL MEETING OF SHAREHOLDERS OF

Calais Resources, Inc.

TO BE HELD AT the Coast Hotel, located at 2020 Sumas Way, Abbotsford, British Columbia
ON Wednesday, November 10, 2004, at 9:00 am local time

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Thomas S. Hendricks, a Director of the Company, or failing this person, Arthur Daher, a Director of the Company, or in the place of the foregoing,  (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Against	Withhold

1.	To elect Thomas S. Hendricks as a Director		N/A

	To elect Arthur Daher as a Director		N/A

	To elect Melvin Martin as a Director		N/A

2.	Appointment of KPMG LLP as auditors of the Company

3.	a. approval by a special resolution removing the application of the Pre-existing Company Provisions

b. approval by a special resolution amending the authorized share structure for Calais from 100,000,000 Common shares without par value to an unlimited number of Common shares without par value

c. approval by a special resolution amending the Articles of Calais to reflect certain changes available to Calais under the new British Columbia Business Corporations Act by replacing the existing Articles of Calais in their entirety with a new form of Articles

4.	approval of a proposal for the repricing of certain of our outstanding convertible debentures of Calais Resources, Inc., from the current price of Cdn$1.23 to US$0.55, resulting in the potential issuance of more than 3,000,000 additional shares for no additional consideration

5.	To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions

SHAREHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

(reverse side)

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Board of Directors of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the
Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia,
V6C 3B8, and its fax number is (604) 689-8144.

IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF THIS PROXY IN THE ADDRESS BOX
REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR
INTERNET VOTING AT http://www.stocktronics.com/webvote